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Annual Report

February 28, 2002

Debt Strategies
Fund, Inc.

www.mlim.ml.com

                           DEBT STRATEGIES FUND, INC.

The Benefits and
Risks of
Leveraging

Debt Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                   Debt Strategies Fund, Inc., February 28, 2002

DEAR SHAREHOLDER

Investment Approach

Debt Strategies Fund, Inc. consists of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets contain similar industry sectors and often have overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are usually senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is often the case with fixed-income bonds. In the last two years, both markets have been adversely affected by the increased premium accorded credit risk.

Market Review

Following a promising start in the first quarter of 2001, the much-hoped-for high-yield rally faded. The second and third quarters posted negative returns before returning to the black in the fourth quarter. High-yield market issuance is presently being supported more by institutional collateralized debt obligation (CDO) demand than by retail mutual funds. We expect this situation to persist in the short and medium term.

A noteworthy development in both the leveraged loan and high-yield markets is a sharp improvement in terms of new transactions. For example, we are seeing lower allowed leverage ratios with an attendant improvement in interest coverage ratios. With bank loans, investors are enjoying the benefits of more credible collateral packages and more formalized seniority positions. This tightening of credit terms is in reaction to the high default rates the market is experiencing, as reflected by the Moody's Investors Service bond default rate, which broke through 10% in August and hit an astounding 12.8% in December. More recently, the default rate has been slowing, and we believe that it is very close to the peak. Another reason to believe we are near the peak is that the default rate is an extremely lagging indicator, basically reflecting the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August 1998. We have gauged that it takes about
3.5 years for a bond issue to default. This again would suggest that we are near the top in default rates as the 1998 vintage works its way through the financial markets. This view is further supported by Moody's Investors Service forecast that the default rate should be 6.8% by December 2002.

Fund Performance

For the 12 months ended February 28, 2002, the Fund had a total return of -7.89%, based on a change in per share net asset value from $7.53 to $6.03, and assuming reinvestment of $0.932 per share income dividends. For the same period, the Fund's benchmark, which is an equal blend of the Credit Suisse First Boston
(CSFB) High Yield Index and the CSFB Leveraged Loan Index, had a return of +0.37%. For the year ended February 28, 2002, the net annualized yield of the Fund's Common Stock was 15.16%. The most important factor contributing to the Fund's underperformance was its exposure to the telecommunications sector. We experienced pervasive weakness in telecommunications companies, both wired and wireless. The industry was characterized by extremely optimistic and aggressive growth strategies, conceived in the late 1990s, which required extensive capital expenditure programs. These were disproportionately debt-funded, including leveraged bank loans, high-yield bonds and extensive vendor financing. This was especially true for the wired sector, which has greater physical and capital demands. The telecommunications sector is characterized by a severe overcapacity situation exacerbated by technical advances, which improved efficiency of existing capacity. Accordingly, we believe this situation will take considerable time to correct itself and that the wired telecommunications sector in particular will continue to weigh on the market. During the year, we aggressively pared down the Fund's exposure to telecommunications from 8.7% to 1.9%, as a percentage of net assets in the wired group, and from 12.7% to 7.8% in the wireless area.

Investment Activity

Our investment strategy in 2001 aimed at positioning the Fund toward bonds in an attempt to recapture net asset value and maintain the Fund's yield. Defending the yield became the principal focus following the rapid succession of Federal interest rate cuts, which ensued after the September 11, 2001 terrorist attacks and pushed the three-month London Inter-Bank Offered Rate (LIBOR) rate under 2%. The vast majority of our loans price off the three-month LIBOR. While our efforts at reestablishing the net asset value were hampered by the large amounts of defaults occurring in the high-yield market, our attempt to maintain the yield was relatively successful.

In Conclusion

For the year ended February 28, 2002, the Fund's activities focused on exiting telecommunications, leaning toward bonds and dealing with an extraordinarily high default rate. Looking ahead, we anticipate the following: resumed economic growth in the second half of 2002; a rapidly declining default rate; and conservatively underwritten transactions. Consequently, we are optimistic regarding the investment environment and the relative opportunities that this Fund, as a hybrid, can enjoy going forward.

We thank you for your investment in Debt Strategies Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kevin J. Booth

Kevin J. Booth
Vice President and Portfolio Manager


/s/ Joseph Matteo

Joseph Matteo
Vice President and Portfolio Manager

April 5, 2002


                                     2 & 3

                                   Debt Strategies Fund, Inc., February 28, 2002

PORTFOLIO PROFILE (unaudited)

As of February 28, 2002

                                                                    Percent of
Ten Largest Holdings                                               Total Assets
-------------------------------------------------------------------------------
Charter Communications Holdings ................................       3.2%
Stone Container Corp. ..........................................       2.7
Nextel Communications, Inc. ....................................       2.6
Mission Energy Holdings ........................................       2.5
Wyndham International, Inc. ....................................       2.3
US Industries Inc. .............................................       2.0
Century Cable LLC ..............................................       1.9
Isle of Capri Casinos, Inc. ....................................       1.8
Coaxial LLC/Coaxial Finance ....................................       1.7
Lyondell Chemical Company ......................................       1.4

                                                                   Percent of
Five Largest Industries                                           Total Assets
-------------------------------------------------------------------------------
Cable Television Services ......................................      13.5%
Gaming .........................................................       9.2
Broadcast--Radio & Television ..................................       6.2
Consumer Products ..............................................       5.5
Wireless Telecommunications ....................................       5.4

                                                                   Percent of
Quality Ratings                                                     Long-Term
S&P/Moody's                                                        Investments
-------------------------------------------------------------------------------
BBB/Baa ........................................................       1.5%
BB/Ba ..........................................................      32.2
B/B ............................................................      37.6
CCC/Caa or lower ...............................................      14.0
NR (Not Rated) .................................................      14.7

                                                                   Percent of
                                                                    Long-Term
Breakdown of Investments by Country                                Investments
-------------------------------------------------------------------------------
United States ..................................................      90.6%
Canada .........................................................       6.6
Kyrguzstan .....................................................       0.6
United Kingdom .................................................       0.5
Australia ......................................................       0.5
Poland .........................................................       0.4
Cayman Islands .................................................       0.2
Bahamas ........................................................       0.2
Argentina ......................................................       0.2
Netherlands ....................................................       0.1
Brazil .........................................................       0.1

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                    Corporate Debt Obligations                        Value
==================================================================================================================================
Amusement &              NR*      Caa1  US$ 2,932,749   American Skiing Company, Term, due 5/31/2006**                 $ 2,654,138
Recreational             B+       B1        6,000,000   Intrawest Corporation, 10.50% due 2/01/2010                      6,210,000
Services--4.0%           NR*      NR*       4,351,539   Kerasotes, Term B, due 12/31/2004**                              4,068,689
                         D        NR*       1,800,000  +Loews Cineplex Entertainment, 8.875% due 8/01/2008                 162,000
                                                        Metro-Goldwyn-Mayer Co.:**
                         NR*      NR*       2,775,000    Term A, due 3/31/2005                                           2,759,968
                         NR*      NR*       4,975,000    Term B, due 3/31/2006                                           4,959,453
                         B-       B2        3,350,000   Riddell Sports, Inc., 10.50% due 7/15/2007                       2,705,125
                         B        B2        1,225,000   Vail Resorts Inc., 8.75% due 5/15/2009 (d)                       1,243,375
                                                                                                                       -----------
                                                                                                                        24,762,748
==================================================================================================================================
Apparel--0.5%                                           Arena Brands, Inc.:**
                         NR*      NR*         667,890    Term A, due 6/01/2002                                             617,798
                         NR*      NR*       2,905,664    Term B, due 6/01/2002                                           2,687,739
                                                                                                                       -----------
                                                                                                                         3,305,537
==================================================================================================================================
Automotive               B+       B1        3,343,304   Citation Corporation, Term B, due 12/01/2007**                   2,825,092
Equipment--1.8%          BB       Ba3       2,000,000   Dana Corporation, 9% due 8/15/2011                               1,831,360
                         CCC-     Caa2      3,200,000   Holley Performance Products, 12.25% due 9/15/2007                1,920,000
                         NR*      NR*       3,850,000  +Key Plastics, Inc., 10.25% due 3/15/2007                               385
                         B-       Caa1      3,375,000   Tenneco Automotive Inc., 11.625% due 10/15/2009                  1,957,500
                                                        Venture Holdings Trust:
                         B        B2        1,800,000    9.50% due 7/01/2005                                             1,516,500
                         B-       B3        1,450,000    12% due 6/01/2009                                                 855,500
                                                                                                                       -----------
                                                                                                                        10,906,337
==================================================================================================================================
Broadcast--Radio &       NR*      NR*       4,384,349   Bahakel Communications Ltd., Term B, due 6/30/2008**             4,066,484
Television--8.5%         NR*      NR*       4,900,000   Corus Entertainment Inc., Term B, due 8/31/2007**                4,912,250
                                                        Cumulus Media Inc.:
                         CCC+     B3        2,000,000    10.375% due 7/01/2008                                           2,120,000
                         B        B1        1,197,000    Term B, due 9/30/2007**                                         1,195,504
                         B        B1          800,000    Term C, due 2/28/2008**                                           799,000
                         B+       B1        1,000,000   Globo Comunicacoes e Participacoes, Ltd., 10.625% due
                                                        12/05/2008 (d)                                                     620,000
                         NR*      NR*       6,732,001   Gocom Communications LLC, Term B, due 12/31/2007**               6,462,721
                         CCC-     Ca        1,525,000   Granite Broadcasting, 9.375% due 12/01/2005                      1,403,000
                         B-       Caa1     10,500,000   LIN Holdings Corporation, 0/10% due 3/01/2008 (c)                8,925,000
                         B-       B3        2,000,000   Nexstar Finance Inc. LLC, 12% due 4/01/2008                      2,070,000
                         NR*      Caa3     24,525,000   Radio Unica Corp., 0/11.75% due 8/01/2006 (c)                   10,055,250
                         CCC+     Caa1      5,000,000   Sirius Satellite, 14.50% due 5/15/2009                           2,600,000
                         B-       B3        4,650,000   Spanish Broadcasting System, 9.625% due 11/01/2009               4,777,875
                         B-       B3        3,000,000   Young Broadcasting Inc., 8.75% due 6/15/2007                     2,925,000
                                                                                                                       -----------
                                                                                                                        52,932,084
==================================================================================================================================


                                     4 & 5

                                   Debt Strategies Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                    Corporate Debt Obligations                        Value
==================================================================================================================================
Building                 CC       C     US$ 5,850,000   Formica Corporation, 10.875% due 3/01/2009                     $ 1,053,000
Materials--0.5%                                                                                                        -----------
                         NR*      NR*       2,644,431   Trussway Industries Inc., Term B, due 12/31/2006**               2,141,989

                                                                                                                         3,194,989
==================================================================================================================================
Business                 B-       B3       11,145,000   Cooperative Computing, 9% due 2/01/2008                          6,909,900
Services--2.3%           BB       Ba1       8,000,000   Xerox Corporation, 5.50% due 11/15/2003                          7,120,000
                                                                                                                       -----------
                                                                                                                        14,029,900
==================================================================================================================================
Cable Television                                        CSC Holdings Inc.:
Services--19.4%          BB+      Ba2       1,525,000    7.25% due 7/15/2008                                             1,486,361
                         BB+      Ba2       1,925,000    7.625% due 7/15/2018                                            1,752,730
                                                        Century Cable LLC:**
                         BB       Ba2      10,000,000    Discretionary Term, due 6/30/2009                               9,898,160
                         BB       Ba2       7,000,000    Term, due 12/31/2009                                            6,930,000
                                                        Charter Communications Holdings:
                         B+       B2       10,000,000    10% due 4/01/2009                                               9,700,000
                         B+       B2        2,000,000    11.125% due 1/15/2011                                           2,015,000
                         B+       B2        4,700,000    0/9.92% due 4/01/2011 (c)                                       3,290,000
                         B+       B2        3,000,000    10% due 5/15/2011 (d)                                           2,872,500
                         BBB-     Ba3       6,000,000    Term, due 9/18/2008**                                           5,826,813
                         BB+      Ba3       5,000,000    Term B, due 3/18/2008**                                         4,857,500
                                                        Classic Cable Inc.:**
                         D        NR*         200,000    Revolving Credit, due 11/19/2002                                  200,000
                         D        NR*       4,328,082    Term C, due 7/31/2008                                           3,732,971
                         B        B3        4,500,000   Coaxial Communications/Phoenix, 10% due 8/15/2006                4,500,000
                         CCC+     Caa1     20,000,000   Coaxial LLC/Coaxial Finance, 0/12.875% due 8/15/2008 (c)        15,100,000
                                                        Echostar DBS Corporation:
                         B+       B1        1,500,000    9.25% due 2/01/2006                                             1,530,000
                         BB+      Ba3       6,950,000    9.375% due 2/01/2009                                            7,141,125
                                                        Insight Midwest:
                         B+       B1        2,500,000    9.75% due 10/01/2009                                            2,600,000
                         B+       Ba3       8,000,000    Term B, due 12/31/2009**                                        8,032,144
                         NR*      NR*       8,750,000   Mallard Cablevision LLC, Term B, due 9/30/2008**                 4,812,500
                         B+       B2        2,000,000   Mediacom LLC, 9.50% due 1/15/2013                                2,090,000
                         CC       Ca        1,000,000   Multicanal SA, 10.50% due 4/15/2018                                210,000
                         BB       Ba2       6,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010**              5,965,314
                                                        Pegasus Communications:
                         CCC+     B3          950,000    9.75% due 12/01/2006                                              693,500
                         B1       B1        3,960,000    Term, due 4/30/2005**                                           3,835,426
                         CCC+     B3        7,500,000   Pegasus Satellite, 12.375% due 8/01/2006                         5,925,000
                         NR*      NR*       3,000,000  +Supercanal Holdings SA, 11.50% due 5/15/2005 (d)                    60,000
                                                        Telewest Communications PLC:
                         B        B2        2,000,000    11.25% due 11/01/2008                                           1,120,000
                         B        B2        6,100,000    9.875% due 2/01/2010                                            3,294,000
                         D        Ca        5,500,000  +United Pan-Europe Communications NV, 11.25% due 2/01/2010          715,000
                                                                                                                       -----------
                                                                                                                       120,186,044
==================================================================================================================================
Chemicals--4.3%          BB+      B1        8,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                       7,315,360
                         NR*      Ca        6,000,000  +Huntsman Corporation, 5.231% due 7/01/2007 (a)(d)                1,440,000
                                                        Huntsman International LLC:**
                         B+       B2          735,000    Term B, due 6/30/2007                                             717,126
                         B+       B2          735,000    Term C, due 6/30/2008                                             717,126
                         B+       B2        2,350,000   ISP Holdings Inc., 10.625% due 12/15/2009 (d)                    2,402,875
                         BB       Ba3      12,500,000   Lyondell Chemical Company, 9.50% due 12/15/2008 (d)             12,562,500
                         NR*      NR*       1,451,000   PCI Chemicals, Canada, 10% due 12/31/2008                        1,088,250
                         NR*      NR*         483,000   Pioneer Companies, Inc., 5.409% due 12/31/2006                     347,760
                                                                                                                       -----------
                                                                                                                        26,590,997
==================================================================================================================================
Computer-Related         NR*      NR*       3,736,604  +Bridge Information Systems, Term B, due 5/29/2005**              1,522,666
Products--0.2%
==================================================================================================================================
Consumer                 B-       B3        8,000,000   Albecca Inc., 10.75% due 8/15/2008                               8,920,000
Products--8.0%           BB+      Ba3       3,500,000   American Greetings, 11.75% due 7/15/2008                         3,395,000
                         B+       Ba3       2,992,500   Armkel LLC, Term B, due 3/30/2008**                              3,015,880
                         BB-      Ba3         804,568   Burhmann, Term B, due 10/26/2007**                                 781,366
                         D        Caa3     25,460,000  +Decora Industries Inc., 11% due 5/01/2005                           63,650
                         D        C         2,500,000  +Diamond Brands Inc., 0/12.875% due 4/15/2009 (c)                   125,000
                         NR*      Caa2      1,475,000  +Evenflo Company Inc., 11.75% due 8/15/2006                         228,625
                         B-       Caa2      2,000,000   Home Products International Inc., 9.625% due 5/15/2008           1,700,000
                         BB-      Ba3       1,000,000   Pennzoil-Quaker State, 10% due 11/01/2008 (d)                    1,065,000
                         B        B2        1,500,000   Playtex Products Inc., 9.375% due 6/01/2011                      1,590,000
                         CCC+     Caa2     11,000,000   Samsonite Corporation, 10.75% due 6/15/2008 (d)                  7,480,000
                         CCC+     Caa1     11,250,000   Syratech Corp., 11% due 4/15/2007                                3,150,000
                         CCC+     B3       22,000,000   US Industries Inc., 7.125% due 10/15/2003                       18,040,000
                                                                                                                       -----------
                                                                                                                        49,554,521
==================================================================================================================================
Educational              CCC-     Caa3      1,325,000   La Petite Academy/LPA Holdings, 10% due 5/15/2008                  954,000
Services--0.2%
==================================================================================================================================
Electronics/Electrical   CCC+     Caa3      6,768,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009                   2,368,800
Components--4.0%                                        Amkor Technology Inc.:
                         B+       B1        3,500,000    9.25% due 5/01/2006                                             3,298,750
                         B+       B1        6,700,000    9.25% due 2/15/2008                                             6,264,500
                         B+       B1          578,704   Chippac International, Term B, due 7/31/2006**                     503,473
                         NR*      Ba3       2,739,714   DD Incorporated, Term B, due 4/22/2005**                         2,493,140
                         B-       B1        1,875,000   Filtronic PLC, 10% due 12/01/2005                                1,865,625
                         B        Caa2     10,145,000   High Voltage Engineering, 10.75% due 8/15/2004                   3,550,750
                         B+       B1        1,990,000   On Semiconductor Components, Term D, due 8/04/2007**             1,499,465
                         NR*      B1        3,438,822   Trend Technologies, Inc., Term, due 2/28/2007**                  3,077,746
                                                                                                                       -----------
                                                                                                                        24,922,249
==================================================================================================================================


                                     6 & 7

                                   Debt Strategies Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                    Corporate Debt Obligations                        Value
==================================================================================================================================
Energy--5.0%             BB-      Ba3   US$ 4,000,000   BRL Universal Equipment, 8.875% due 2/15/2008 (d)              $ 4,080,000
                         BB-      Ba3       2,500,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                      2,559,375
                         B+       B1          500,000   Canadian Forest Oil Ltd., 8.75% due 9/15/2007                      515,000
                         CCC+     Caa1      1,900,000   Continental Resources, 10.25% due 8/01/2008                      1,653,000
                         BB-      Ba3       2,388,000   Dresser Inc., Term B, due 4/10/2009**                            2,406,407
                         BB-      B1          750,000   El Paso Energy Partners, 8.50% due 6/01/2011                       765,000
                         CCC+     Caa1      3,250,000   Energy Corp. of America, 9.50% due 5/15/2007                     2,214,063
                                                       +Enron Corp.:
                         D        Ca        2,000,000    9.125% due 4/01/2003                                              310,000
                         D        Ca        6,000,000    7.875% due 6/15/2003                                              930,000
                         B        B2        5,925,000   Lone Star Technologies, 9% due 6/01/2011                         5,214,000
                         B+       B2        4,500,000   Nuevo Energy Company, 9.50% due 6/01/2008                        4,275,000
                         NR*      NR*       6,028,750   WH Energy, Term B, due 4/16/2007**                               6,013,678
                                                                                                                       -----------
                                                                                                                        30,935,523
==================================================================================================================================
Environmental            D        NR*       1,800,000   IT Group Inc., 11.25% due 4/01/2009                                 18,000
Services--0.7%                                          URS Corporation:
                         B+       B2        1,500,000    12.25% due 5/01/2009 (d)                                        1,528,125
                         BB       Ba3       1,462,500    Term B, due 6/09/2006**                                         1,416,797
                         BB       Ba3       1,462,500    Term C, due 6/09/2007**                                         1,416,797
                                                                                                                       -----------
                                                                                                                         4,379,719
==================================================================================================================================
Financial                NR*      B2        3,000,000   Ares Leveraged Fund II, Junior Subordinate Secured
Services--1.4%                                          Note, due 10/31/2005 (a)(d)                                      2,651,400
                         NR*      NR*       1,500,000   Investcorp SA, Term, due 10/21/2008**                            1,509,600
                         NR*      Ba3       2,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (d)(f)                 1,970,000
                                                        SKM-Libertyview CBO Limited (d)(f):
                         NR*      Baa2      1,500,000    8.71% due 4/10/2011                                             1,442,685
                         NR*      Ba3       1,000,000    11.91% due 4/10/2011                                              860,313
                                                                                                                       -----------
                                                                                                                         8,433,998
==================================================================================================================================
Food & Kindred           D        Caa2      9,389,000  +Archibald Candy Corporation, 10.25% due 7/01/2004                4,788,390
Products--6.4%           NR*      Ba2       5,625,000   Dean Foods Company, Term B, due 7/15/2008**                      5,673,212
                         BB       Ba3         750,000   Dimon Incorporated, 9.625% due 10/15/2011                          787,500
                         NR*      NR*      22,526,000   Envirodyne Industries, 10.25% (h)                                7,884,100
                         BB+      Ba2       3,000,000   International Multi-Foods, Term B, due 2/28/2008**               3,013,125
                         B-       B3        8,000,000   Luigino's Inc., 10% due 2/01/2006                                8,160,000
                         BB-      Ba3       4,401,037   Merisant Company, Term B, due 3/30/2007**                        4,425,793
                         NR*      Caa2     11,750,000   RAB Enterprises Inc., 10.50% due 5/01/2005                       4,112,500
                         BB+      Ba2       1,000,000   SC International Services, Inc., 9.25% due 9/01/2007               885,050
                                                                                                                       -----------
                                                                                                                        39,729,670
==================================================================================================================================
Forest                                                  Ainsworth Lumber Company:
Products--3.1%           B-       B3        9,000,000    12.50% due 7/15/2007 (b)                                        9,180,000
                         B-       B3        2,500,000    13.875% due 7/15/2007 (d)                                       2,650,000
                         B+       B2        6,000,000   Millar Western Forest, 9.875% due 5/15/2008                      5,805,000
                         BB+      Ba1       1,500,000   Tembec Finance Corporation, 9.875% due 9/30/2005                 1,560,000
                                                                                                                       -----------
                                                                                                                        19,195,000
==================================================================================================================================
Gaming--13.2%                                           Aladdin Gaming:
                         NR*      Ca       13,000,000    0/13.50% due 3/01/2010 (c)                                        390,000
                         NR*      Caa1      2,968,421    Term B, due 8/26/2006**                                         2,083,832
                         NR*      Caa1      4,455,000  + Term C, due 2/26/2008**                                         3,127,410
                                                        Ameristar Casinos Inc.:**
                         B+       Ba3       3,207,735    Term B, due 12/20/2006                                          3,236,807
                         B+       Ba3       2,749,487    Term C, due 12/20/2007                                          2,774,406
                         BB-      Ba3       8,000,000   Boyd Gaming Corporation, 9.25% due 8/01/2009                     8,400,000
                                                        Hollywood Park Inc.:
                         CCC+     Caa1      4,300,000    9.25% due 2/15/2007                                             3,827,000
                         CCC+     Caa1      3,000,000    9.50% due 8/01/2007                                             2,692,500
                         B+       B2        9,500,000   Horseshoe Gaming LLC, 9.375% due 6/15/2007                      10,070,000
                                                        Isle of Capri Casinos, Inc.:**
                         BB-      Ba2       8,384,000    Term B, due 3/02/2006                                           8,446,880
                         BB-      Ba2       7,336,000    Term C, due 3/02/2007                                           7,387,088
                         B        B2        2,000,000   Jacobs Entertainment, 11.875% due 2/01/2009 (d)                  1,942,500
                         B        B2        6,500,000   Majestic Star LLC, 10.875% due 7/01/2006                         6,565,000
                         BB+      Ba2       7,000,000   Park Place Entertainment, 8.125% due 5/15/2011                   7,113,750
                         B        B2        2,150,000   Peninsula Gaming LLC, 12.25% due 7/01/2006                       2,155,375
                         B-       B3        7,000,000   Penn National Gaming Inc., 11.125% due 3/01/2008                 7,560,000
                         B+       B1          989,975   Scientific Games, Term B, due 9/30/2007**                          993,687
                         B+       B2        1,800,000   Sun International Hotels, 8.875% due 8/15/2011                   1,795,500
                         CC       Caa3      2,325,000   Trump Atlantic City Associates/Funding Inc., 11.25%
                                                        due 5/01/2006                                                    1,581,000
                                                                                                                       -----------
                                                                                                                        82,142,735
==================================================================================================================================
Health Care              B+       Ba2       5,000,000   Fresenius Medical Capital Trust IV, 7.875%
Providers--0.8%                                         due 6/15/2011                                                    4,975,000
==================================================================================================================================
Health                                                  Dade Behring Inc.:**
Services--3.6%           D        NR*       5,142,460    Term B, due 6/30/2006                                           5,148,888
                         D        NR*       5,142,460    Term C, due 6/30/2007                                           5,148,888
                         BB-      Ba2       1,035,000   Davita Inc., Term B, due 5/03/2006**                             1,042,843
                         B+       B1        3,990,000   MedPointe Inc., Term B, due 9/30/2008**                          3,976,286
                         B-       B3        6,650,000   Vanguard Health Systems, 9.75% due 8/01/2011                     6,949,250
                                                                                                                       -----------
                                                                                                                        22,266,155
==================================================================================================================================
Hotels &                 B        B2        7,000,000   Extended Stay America, 9.15% due 3/15/2008                       7,035,000
Motels--4.9%             BB-      Ba3       1,800,000   HMH Properties, Inc., 8.45% due 12/01/2008                       1,804,500
                         D        NR*       3,000,000  +Lodgian Financing Corp., 12.25% due 7/15/2009                    1,413,750


                                     8 & 9

                                   Debt Strategies Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                    Corporate Debt Obligations                        Value
==================================================================================================================================
Hotels & Motels                                         Wyndham International, Inc.:**
(concluded)              NR*      NR*   US$ 7,046,647    Increasing Rate Term, due 6/30/2004                           $ 6,371,346
                         NR*      NR*      15,311,012    Term, due 6/30/2006                                            13,765,028
                                                                                                                       -----------
                                                                                                                        30,389,624
==================================================================================================================================
Industrial               B-       B2        1,000,000   Building One Services, 10.50% due 5/01/2009 (d)                    450,000
Services--1.3%           B        B3        3,000,000   Key3Media Group Inc., 11.25% due 6/15/2011                       2,685,000
                         B-       Caa3      9,375,000   Muzak Holdings LLC, 0/13% due 3/15/2010 (c)                      5,062,500
                                                                                                                       -----------
                                                                                                                         8,197,500
==================================================================================================================================
Insurance--0.9%          B+       Ba3       5,175,000   Willis Corroon Corporation, 9% due 2/01/2009                     5,420,813
==================================================================================================================================
Leasing & Rental         B-       B2        3,750,000   Anthony Crane Rental LP, Term, due 7/22/2006**                   2,878,125
Services--2.9%           B        Caa1      6,800,000   National Equipment Services, 10% due 11/30/2004                  5,984,000
                         CCC      Ca        2,750,000   Neff Corp., 10.25% due 6/01/2008                                 1,650,000
                         B+       B2        4,696,081   Panavision Inc., Term B, due 3/31/2005**                         4,148,203
                         B-       B3        3,400,000   Williams Scotsman Inc., 9.875% due 6/01/2007 (d)                 3,366,000
                                                                                                                       -----------
                                                                                                                        18,026,328
==================================================================================================================================
Manufacturing--4.6%      B        B3          856,094   Blount International Inc., Term B, due 6/30/2006**                 846,463
                                                        Environmental Systems Product, Inc.:**
                         NR*      NR*       2,646,312    Term 1, due 12/31/2004                                          2,328,755
                         NR*      NR*       1,889,772    Term 2, due 12/31/2004                                          1,171,658
                         CCC+     Caa2      4,068,000   Fairfield Manufacturing Company Inc., 9.625%
                                                        due 10/15/2008                                                   1,952,640
                         CCC-     Ca       12,000,000   International Utility Structures, 10.75% due 2/01/2008           6,600,000
                         NR*      NR*       6,860,000   Metokote Corp., Term B, due 11/02/2005**                         6,242,600
                         NR*      NR*       8,980,000   Moll Industries, 10.50% due 7/01/2008                            1,616,400
                         NR*      NR*         355,698   Russell-Stanley Holdings, Inc., 4.50% due 11/30/2008 (d)           177,849
                                                        Terex Corporation:
                         B        B2        3,775,000    9.25% due 7/15/2011                                             3,888,250
                         BB-      Ba3       1,344,185    Term B, due 3/06/2005**                                         1,347,685
                         D        Ca        6,000,000  +Thermadyne Manufacturing, 9.875% due 6/01/2008                   2,250,000
                                                                                                                       -----------
                                                                                                                        28,422,300
==================================================================================================================================
Medical                  CCC-     B3        4,000,000   Hudson Respiratory Care, 9.125% due 4/15/2008                    2,560,000
Equipment--0.4%
==================================================================================================================================
Metals &                 NR*      NR*       8,106,711  +Acme Metals Inc., Term, due 12/01/2005**                         1,216,007
Mining--2.5%             B-       B3        1,600,000   Bayou Steel Corp., 9.50% due 5/15/2008                             800,000
                         BBB-     Ba2       4,000,000   Great Central Mines Ltd., 8.875% due 4/01/2008                   4,020,000
                                                        Ispat Inland LP:**
                         CCC+     Caa2      1,254,500    Term B, due 7/15/2005                                             742,246
                         CCC+     Caa2      1,254,500    Term C, due 7/15/2006                                             742,246
                         B+       B1        3,000,000   Ormet Corporation, Term, due 8/15/2008**                         1,950,000
                         D        Ca          550,000  +Pen Holdings Inc., 9.875% due 6/15/2008                            247,500
                         B+       B1        1,000,000   Russel Metals Inc., 10% due 6/01/2009                            1,031,250
                         B+       B3        2,420,000   Schuff Steel Company, 10.50% due 6/01/2008                       2,274,800
                         CCC+     Caa3      5,000,000   WHX Corp., 10.50% due 4/15/2005                                  2,650,000
                                                                                                                       -----------
                                                                                                                        15,674,049
==================================================================================================================================
Packaging--0.0%          NR*      Ca        2,750,000  +Spinnaker Industries Inc., 10.75% due 10/15/2006 (d)                   275
==================================================================================================================================
Paper--4.0%                                             Cellu Tissue Holdings, Inc.:**
                         NR*      NR*       1,001,077    Term A, due 8/31/2005                                             961,034
                         NR*      NR*          85,570    Term C, due 8/31/2006                                              51,342
                         B+       B2          250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012 (d)            258,750
                                                        Stone Container Corp.:**
                         B+       Ba3       4,882,939    Term E, due 10/01/2003                                          4,892,094
                         B+       Ba3       7,630,371    Term F, due 12/31/2005                                          7,639,909
                         B+       Ba3       5,987,406    Term G, due 12/31/2006                                          5,986,783
                         B+       Ba3       5,207,827    Term H, due 12/31/2006                                          5,207,286
                                                                                                                       -----------
                                                                                                                        24,997,198
==================================================================================================================================
Petroleum                BB       Ba3       6,822,710   Premcor Inc., Term, due 11/15/2004**                             5,594,622
Refineries--1.2%         BBB-     Ba2       2,000,000   Tesoro Petroleum Corp., Term B, due 9/30/2009**                  2,006,042
                                                                                                                       -----------
                                                                                                                         7,600,664
==================================================================================================================================
Printing &                                              Can West Media Inc.:
Publishing--2.1%         B        B2          720,000    10.625% due 5/15/2011                                             788,400
                         BB-      Ba3       6,702,558    Term B, due 5/15/2008**                                         6,768,384
                         BB-      Ba3       4,187,442    Term C, due 5/15/2009**                                         4,228,567
                         B-       B3        1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007                1,425,000
                                                                                                                       -----------
                                                                                                                        13,210,351
==================================================================================================================================
Property                 NR*      NR*       4,887,805   Buffington, Term B, due 7/01/2011**                              4,056,878
Management--1.8%                                        Corrections Corporation of America:
                         CCC+     B3        1,175,000    12% due 6/01/2006                                               1,198,500
                         B        B3        1,747,636    Term C, due 12/31/2002**                                        1,744,359
                         NR*      Ba3       4,432,500   NRT Inc., Term, due 7/31/2004**                                  4,373,402
                                                                                                                       -----------
                                                                                                                        11,373,139
==================================================================================================================================
Restaurants--0.8%                                       Domino's & Bluefence:**
                         B+       B1        2,456,776    Term B, due 12/21/2006                                          2,489,404
                         B+       B1        2,464,537    Term C, due 12/21/2007                                          2,497,268
                                                                                                                       -----------
                                                                                                                         4,986,672
==================================================================================================================================
Retail & Retail          B+       Ba3       2,000,000   Advanced Stores, Term B, due 11/30/2007**                        2,007,500
Specialty--1.5%                                         Shoppers Drug Mart:**
                         BB       Ba3       3,637,335    Term C, due 2/04/2008                                           3,659,311
                         BB       Ba3       3,637,335    Term E, due 2/04/2009                                           3,659,311
                                                                                                                       -----------
                                                                                                                         9,326,122
==================================================================================================================================


                                    10 & 11

                                   Debt Strategies Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                          S&P    Moody's       Face
INDUSTRIES              Ratings  Ratings      Amount                    Corporate Debt Obligations                        Value
==================================================================================================================================
Textile Mill             D        Ca    US$ 7,900,000   Galey & Lord, Inc., 9.125% due 3/01/2008                       $   987,500
Products--0.4%           NR*      NR*       1,725,000  +Globe Manufacturing Corp., 10% due 8/01/2008                           173
                                                        Joan Fabrics Corp.:**
                         NR*      NR*         428,585    Term A, due 7/21/2003                                             380,369
                         NR*      NR*         660,978    Term B, due 7/21/2006                                             586,618
                         NR*      NR*         341,585    Term C, due 7/21/2007                                             303,157
                                                                                                                       -----------
                                                                                                                         2,257,817
==================================================================================================================================
Tower Construction &     B-       Caa1      3,000,000   American Tower Corporation, 9.375% due 2/01/2009                 1,980,000
Leasing--1.6%            BB-      B1        5,000,000   American Towers, Inc., Term B, due 12/31/2007**                  4,407,030
                                                        Crown Castle International Corporation:
                         B        B3        1,100,000    9% due 5/15/2011                                                  770,000
                         B        B3        3,625,000    9.375% due 8/01/2011                                            2,664,375
                                                                                                                       -----------
                                                                                                                         9,821,405
==================================================================================================================================
Transportation           D        NR*       3,250,000  +Autopistas del Sol SA, 10.25% due 8/01/2009 (d)                    715,000
Services--1.4%                                          North American Van Lines:
                         B-       B3        3,000,000    13.375% due 12/01/2009                                          3,060,000
                         B+       B1        4,900,000    Term B, due 11/18/2007**                                        4,732,582
                                                                                                                       -----------
                                                                                                                         8,507,582
==================================================================================================================================
Utilities--6.4%          B+       Ba2       2,500,000   AES Corporation, 8.50% due 11/01/2007                            1,050,000
                         NR*      NR*       8,250,000   AES EDC Funding, Term, due 10/06/2003**                          6,414,375
                         NR*      Ba3       2,500,000   AES New York, Term, due 2/28/2005**                              2,206,250
                         BB+      Ba1       1,000,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                 720,015
                         BB+      Ba1       2,700,000   Calpine Corporation, 8.50% due 2/15/2011                         1,944,416
                         BB-      Ba2      22,000,000   Mission Energy Holdings, 13.50% due 7/15/2008                   22,220,000
                         BB+      Ba2       4,912,500   TNP Enterprises, Inc., Term, due 3/30/2006**                     4,924,781
                                                                                                                       -----------
                                                                                                                        39,479,837
==================================================================================================================================
Waste                                                   Allied Waste North America Inc.:**
Management--1.6%         BB       Ba3       3,085,517    Term A, due 7/21/2005                                           3,010,996
                         BB       Ba3       2,314,138    Term B, due 7/21/2006                                           2,300,831
                         BB       Ba3       2,314,138    Term C, due 7/21/2007                                           2,300,831
                         CCC      Caa1      2,500,000   ISG Resources Inc., 10% due 4/15/2008                            2,212,500
                         NR*      NR*       2,575,000  +Safety-Kleen Corporation, 9.25% due 5/15/2009                          258
                         B        B3          100,000   Stericycle Inc., 12.375% due 11/15/2009                            118,000
                                                                                                                       -----------
                                                                                                                         9,943,416
==================================================================================================================================
Wired                    D        C         5,750,000  +Global Telesystems Group, 9.875% due 2/15/2005                   1,150,000
Telecommunications--     NR*      NR*       8,088,305   Pacific Crossing Ltd., Term B, due 7/28/2006**                   2,568,037
1.8%                     D        Caa2      8,989,247  +Teligent Inc., Delayed Draw, due 7/01/2002**                       280,914
                         B-       B3        5,000,000   Time Warner Telecom Inc., 10.125% due 2/01/2011                  3,150,000
                         B-       B3        3,000,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                     1,905,000
                         NR*      NR*       6,500,000   WCI Capital, Term, due 12/31/2002**                              1,625,000
                                                        Williams Communications Group Inc.:
                         NR*      Ca        3,500,000    10.70% due 10/01/2007                                             455,000
                         C        Ca        2,000,000    10.875% due 10/01/2009                                            260,000
                                                                                                                       -----------
                                                                                                                        11,393,951
==================================================================================================================================
Wireless                 C        Ca        8,750,000  +CTI Holdings SA, 0/11.50% due 4/15/2008 (c)                        700,000
Telecommunications--                                   +Dolphin Telecom PLC (c):
6.5%                     D        Ca        1,800,000    0/11.50% due 6/01/2008                                                180
                         D        Ca        2,500,000    0/14% due 5/15/2009                                                   250
                         B-       Caa1     10,000,000   Microcell Telecommunications, 0/12% due 6/01/2009 (c)            3,150,000
                                                        Nextel Communications, Inc.:
                         B        B1       20,000,000    9.50% due 2/01/2011                                            12,300,000
                         BB-      Ba2       4,000,000    Term B, due 6/30/2008**                                         3,347,832
                         BB-      Ba2       4,000,000    Term C, due 12/31/2008**                                        3,355,168
                         BB-      Ba2       5,220,778    Term D, due 3/31/2009**                                         4,316,680
                         B+       B2        1,625,000   PTC International Finance II SA, 11.25% due 12/01/2009           1,738,750
                         B+       B2        2,000,000   PTC International Finance BV, 0/10.75% due 7/01/2007 (c)         1,950,000
                                                        Rural Cellular Corp.:**
                         B+       B1        3,393,253    Term B, due 10/03/2008                                          3,099,373
                         B+       B1        3,393,253    Term C, due 4/03/2009                                           3,099,373
                         CCC+     Ca        3,773,000   TeleSystem International Wireless, 10.92% due 12/30/2003         2,990,103
                                                                                                                       -----------
                                                                                                                        40,047,709
==================================================================================================================================
                                                        Total Investments in Corporate Debt Obligations
                                                        (Cost--$1,036,047,601)--136.5%                                 846,556,624
==================================================================================================================================
                                               Shares
                                                Held                        Stocks & Warrants
==================================================================================================================================
Automotive                                      1,124   Allied Signal Litigation Trust                                           0
Equipment--0.0%                                 1,124   Breed Creditors Litigation Trust                                         0
                                                                                                                       -----------
                                                                                                                                 0
==================================================================================================================================
Broadcast--                                       31    Paxson Communications (Convertible Preferred) (b)(d)               260,933
Radio & Television--                              67    Paxson Communications (Preferred) (b)                              562,884
0.4%                                              704   Paxson Communications (Warrants) (d)(g)                              3,168
                                                2,000   Pegasus Satellite (Preferred)                                    1,200,000
                                               15,000   Sirius Satellite (Warrants) (g)                                    150,000
                                                                                                                       -----------
                                                                                                                         2,176,985
==================================================================================================================================


                                    12 & 13

                                   Debt Strategies Fund, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                               Shares
INDUSTRIES                                      Held                        Stocks & Warrants                              Value
==================================================================================================================================
Cable Television                                5,000   Adelphia Communications (Preferred)                             $  530,000
Services--0.1%
==================================================================================================================================
Chemicals--0.0%                                94,000  +Pioneer Companies, Inc.                                            188,000
==================================================================================================================================
Energy--0.1%                                   18,400  +Forest Oil Corporation                                             472,696
==================================================================================================================================
Gaming--0.0%                                   15,140   Peninsula Gaming LLC (Warrants) (g)                                 90,842
==================================================================================================================================
Manufacturing--                             3,614,601   Cambridge Liquidating Trust                                        216,876
0.0%                                           10,471  +Environmental Systems Product, Inc.                                      0
                                                1,784   Environmental Systems Product, Inc. (Preferred)                          0
                                               52,000  +Russell-Stanley Holdings, Inc.                                           1
                                                                                                                     -------------
                                                                                                                           216,877
==================================================================================================================================
Metals & Mining--                              91,399  +Geneva Steel Holdings Corp.                                          7,312
0.0%                                           28,660   Geneva Steel Holdings Corp. (Equity Rights) (e)                          0
                                                                                                                     -------------
                                                                                                                             7,312
==================================================================================================================================
Paper--0.0%                                            Cellu Tissue (Warrants) (g):
                                                   30    Series A                                                                0
                                                   15    Series B                                                                0
                                                                                                                     -------------
                                                                                                                                 0
==================================================================================================================================
Printing &                                    250,000   NewsCorp Overseas Ltd. (Preferred)                               4,787,500
Publishing--0.8%
==================================================================================================================================
Tower Construction                             10,416   Crown Castle International Corporation (Preferred) (b)           4,687,200
& Leasing--0.8%
==================================================================================================================================
Transportation                                 44,068  +Trism, Inc.                                                            925
Services--0.0%
==================================================================================================================================
Wired                                          12,001  +AT&T Canada Inc.                                                   294,505
Telecommunications--
0.0%
==================================================================================================================================
Wireless                                        9,683   Dobson Communications (Preferred) (b)                            8,230,423
Telecommunications--
1.3%
==================================================================================================================================
                                                        Total Investments in Stocks & Warrants
                                                        (Cost--$33,821,851)--3.5%                                       21,683,265
==================================================================================================================================
                                           Face
                                           Amount                       Short-Term Securities
==================================================================================================================================
Commercial                              US$ 7,109,000   General Motors Acceptance Corp., 1.98% due 3/01/2002             7,109,000
Paper***--1.2%
==================================================================================================================================
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$7,109,000)--1.2%                                         7,109,000
==================================================================================================================================
                                                        Total Investments (Cost--$1,076,978,452)--141.2%               875,348,889
                                                        Liabilities in Excess of Other Assets--(41.2%)                (255,306,238)
                                                                                                                     -------------
                                                        Net Assets--100.0%                                           $ 620,042,651
                                                                                                                     =============
==================================================================================================================================

 *    Not Rated.
** Floating or Variable Rate Corporate Debt -- The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 55.3% of the Fund's net assets.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
  +   Non-income producing security.
(a)   Floating rate note.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) Represents a step bond. A step bond will commence its accrual at a fixed rate of interest on a predetermined date until maturity.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Each Equity Right entitles the Fund to purchase one share of new Preferred Stock at a price of $10.80 per Equity Right.
(f) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Maturity of this security is pending as a result of bankruptcy proceedings.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


                                    14 & 15

                                  Debt Strategies Fund, Inc., February 28, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 2002
======================================================================================================================
Assets:        Investments, at value (identified cost--$1,076,978,452) .......                          $  875,348,889
               Cash ..........................................................                                 966,127
               Receivables:
                 Interest ....................................................      $   17,807,553
                 Principal paydowns ..........................................              49,640          17,857,193
                                                                                    --------------
               Deferred income ...............................................                                     209
               Deferred facility fees ........................................                                   1,611
               Prepaid expenses and other assets .............................                                   7,215
                                                                                                        --------------
               Total assets ..................................................                             894,181,244
                                                                                                        --------------
======================================================================================================================
Liabilities:   Loans .........................................................                             273,600,000
               Payables:
                 Investment adviser ..........................................            369,701
                 Interest on loans ...........................................             62,482
                 Commitment fees .............................................             30,449              462,632
                                                                                   --------------
               Accrued expenses and other liabilities ........................                                  75,961
                                                                                                        --------------
               Total liabilities .............................................                             274,138,593
                                                                                                        --------------
======================================================================================================================
Net Assets:    Net assets ....................................................                          $  620,042,651
                                                                                                        ==============
======================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ...                          $   10,278,239
               Paid-in capital in excess of par ..............................                           1,047,499,252
               Undistributed investment income--net ..........................      $    6,798,047
               Accumulated realized capital losses on investments and
               foreign currency transactions--net ............................        (242,957,491)
               Unrealized depreciation on investments--net ...................        (201,575,396)
                                                                                    --------------
               Total accumulated losses--net .................................                            (437,734,840)
                                                                                                        --------------
               Total Capital--Equivalent to $6.03 per share based
               on 102,782,391 shares of Common Stock outstanding
               (market price--$6.57) .........................................                          $  620,042,651
                                                                                                        ==============
======================================================================================================================

               See Notes to Financial Statements

STATEMENT OF OPERATIONS

                         For the Year Ended February 28, 2002
================================================================================================================================
Investment Income:       Interest ......................................................                          $  107,585,301
                         Dividends .....................................................                               2,360,263
                         Facility and other fees .......................................                               1,378,202
                                                                                                                  --------------
                         Total income ..................................................                             111,323,766
                                                                                                                  --------------
================================================================================================================================
Expenses:                Loan interest expense .........................................      $   10,597,336
                         Investment advisory fees ......................................           5,764,984
                         Borrowing costs ...............................................             473,395
                         Accounting services ...........................................             238,990
                         Professional fees .............................................             220,783
                         Transfer agent fees ...........................................             109,889
                         Custodian fees ................................................              97,437
                         Printing and shareholder reports ..............................              61,038
                         Directors' fees and expenses ..................................              43,057
                         Pricing services ..............................................              25,077
                         Listing fees ..................................................              12,939
                         Other .........................................................              55,953
                                                                                              --------------
                         Total expenses ................................................                              17,700,878
                                                                                                                  --------------
                         Investment income--net ........................................                              93,622,888
================================================================================================================================
Realized & Unrealized    Realized gain (loss) on:
Gain (Loss) on             Investments--net ............................................        (116,597,516)
Investments &              Foreign currency transactions--net ..........................               5,279        (116,592,237)
Foreign Currency         Change in unrealized appreciation/depreciation                       --------------
Transactions--Net:       on investments--net ...........................................                             (34,776,801)
                                                                                                                  --------------
                         Net Decrease in Net Assets Resulting from Operations ..........                          $  (57,746,150)
                                                                                                                  ==============
================================================================================================================================

                         See Notes to Financial Statements


                                    16 & 17

                                   Debt Strategies Fund, Inc., February 28, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended
                                                                                                          February 28,
                                                                                               ---------------------------------
                  Increase (Decrease) in Net Assets:                                                2002                2001
================================================================================================================================
Operations:       Investment income--net ................................................      $  93,622,888       $  71,627,583
                  Realized loss on investments and foreign currency transactions--net ...       (116,592,237)        (20,245,579)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net ....................................        (34,776,801)        (50,106,750)
                                                                                               -------------       -------------
                  Net increase (decrease) in net assets resulting from operations .......        (57,746,150)          1,275,254
                                                                                               -------------       -------------
================================================================================================================================
Dividends to      Dividends to shareholders from investment income--net .................        (94,977,575)        (68,877,394)
Shareholders:                                                                                  -------------       -------------
================================================================================================================================
Capital Share     Proceeds from issuance of Common Stock resulting from reorganization ..                 --         292,233,213
Transactions:     Write-off of offering costs resulting from the issuance of Common Stock            238,476                  --
                  Value of shares issued in reinvestment of dividends ...................          8,693,666             860,471
                                                                                               -------------       -------------
                  Net increase in net assets resulting from capital share transactions ..          8,932,142         293,093,684
                                                                                               -------------       -------------
================================================================================================================================
Net Assets:       Total increase (decrease) in net assets ...............................       (143,791,583)        225,491,544
                  Beginning of year .....................................................        763,834,234         538,342,690
                                                                                               -------------       -------------
                  End of year* ..........................................................      $ 620,042,651       $ 763,834,234
================================================================================================================================
                 *Undistributed investment income--net ..................................      $   6,798,047       $   8,150,549
                                                                                               =============       =============
================================================================================================================================

                 See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended February 28, 2002
==================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ...................................   $ (57,746,150)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables ..............................................................         449,197
                           Decrease in other assets .............................................................         595,987
                           Decrease in other liabilities ........................................................      (2,456,173)
                           Realized and unrealized loss on investments and foreign currency transactions--net ...     151,369,038
                           Amortization of premium ..............................................................     (16,286,844)
                                                                                                                    -------------
                         Net cash provided by operating activities ..............................................      75,925,055
                                                                                                                    -------------
==================================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ...........................................     518,448,337
Investing Activities:    Purchases of long-term investments .....................................................    (474,496,730)
                         Purchases of short-term investments--net ...............................................      (4,831,080)
                                                                                                                    -------------
                         Net cash provided by investing activities ..............................................      39,120,527
                                                                                                                    -------------
==================================================================================================================================
Cash Used for            Write-off of offering costs resulting from the issuance of Common Stock ................         238,476
Financing Activities:    Cash receipts from borrowings ..........................................................     215,200,000
                         Cash payments on borrowings ............................................................    (242,600,000)
                         Dividends paid to shareholders .........................................................     (87,193,490)
                                                                                                                    -------------
                         Net cash used for financing activities .................................................    (114,355,014)
                                                                                                                    -------------
=================================================================================================================================
Cash:                    Net increase in cash ...................................................................         690,568
                         Cash at beginning of year ..............................................................         275,559
                                                                                                                    -------------
                         Cash at end of year ....................................................................   $     966,127
                                                                                                                    =============
================================================================================================================================
Cash Flow                Cash paid for interest .................................................................   $  11,887,865
Information:                                                                                                        =============
=================================================================================================================================
Non-Cash                 Capital shares issued in reinvestment of dividends paid to shareholders ................   $   8,693,666
Financing Activities:                                                                                               =============
=================================================================================================================================

                         See Notes to Financial Statements.


                                    18 & 19

                                   Debt Strategies Fund, Inc., February 28, 2002

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios
                     have been derived from information provided          For the Year Ended           For the     For the Period
                     in the financial statements.                             February 28,            Year Ended   March 27, 1998+
                                                                      ---------------------------    February 29,  to February 28,
                     Increase (Decrease) in Net Asset Value:             2002            2001            2000           1999
====================================================================================================================================
Per Share            Net asset value, beginning of period ..........  $      7.53     $      8.60     $      9.15    $     10.00
Operating                                                             -----------     -----------     -----------    -----------
Performance:         Investment income--net ........................          .92++           .96++           .97            .76
                     Realized and unrealized loss on investments
                     and foreign currency transactions--net ........        (1.49)          (1.07)           (.56)          (.91)
                                                                      -----------     -----------     -----------    -----------
                     Total from investment operations ..............         (.57)           (.11)            .41           (.15)
                                                                      -----------     -----------     -----------    -----------
                     Less dividends from investment income--net ....         (.93)           (.96)           (.96)          (.69)
                                                                      -----------     -----------     -----------    -----------
                     Capital write-off (charge) resulting from the
                     issuance of Common Stock ......................           --++++          --              --           (.01)
                                                                      -----------     -----------     -----------    -----------
                     Net asset value, end of period ................  $      6.03     $      7.53     $      8.60    $      9.15
                                                                      ===========     ===========     ===========    ===========
                     Market price per share, end of period .........  $      6.57     $      7.15     $    7.1875    $     7.875
                                                                      ===========     ===========     ===========    ===========
================================================================================================================================
Total Investment     Based on market price per share ...............        5.69%          13.97%           3.19%        (14.87%)+++
Return:**                                                             ===========     ===========     ===========    ===========
                     Based on net asset value per share ............       (7.89%)           .31%           6.26%         (1.09%)+++
                                                                      ===========     ===========     ===========    ===========
================================================================================================================================
Ratios to Average    Expenses, net of reimbursement and excluding
Net Assets:          interest expense ..............................        1.04%           1.20%            .98%           .54%*
                                                                      ===========     ===========     ===========    ===========
                     Expenses, net of reimbursement ................        2.59%           3.87%           2.87%           .93%*
                                                                      ===========     ===========     ===========    ===========
                     Expenses ......................................        2.59%           3.87%           2.87%          1.20%*
                                                                      ===========     ===========     ===========    ===========
                     Investment income--net ........................       13.69%          12.23%          10.88%          8.60%*
                                                                      ===========     ===========     ===========    ===========
================================================================================================================================
Leverage:            Amount of borrowings, end of period
                     (in thousands) ................................  $   273,600     $   301,000     $   161,000    $   142,000
                                                                      ===========     ===========     ===========    ===========
                     Average amount of borrowings outstanding
                     during the period (in thousands) ..............  $   280,460     $   228,640     $   182,404    $    42,330
                                                                      ===========     ===========     ===========    ===========
                     Average amount of borrowings outstanding
                     per share during the period ...................  $      2.75     $      3.07     $      2.91    $       .69
                                                                      ===========     ===========     ===========    ===========
================================================================================================================================
Supplemental         Net assets, end of period (in thousands) ......  $   620,043     $   763,834     $   538,343    $   572,902
Data:                                                                 ===========     ===========     ===========    ===========
                     Portfolio turnover ............................       49.58%          36.86%          61.76%         89.76%
                                                                      ===========     ===========     ===========    ===========
================================================================================================================================

   *  Annualized.
  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
   +  Commencement of operations.
  ++  Based on average shares outstanding.
 +++  Aggregate total investment return.
++++  Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations -- The Fund invests principally in debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments -- Corporate Loans are valued in accordance with guidelines established by the Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known


                                    20 & 21

                                   Debt Strategies Fund, Inc., February 28, 2002
as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective March 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $820,655 reduction in cost of securities (which in return resulted in a corresponding $820,655 decrease in net unrealized depreciation and a corresponding $820,655 decrease in undistributed net investment income), based on securities held by the Fund as of February 28, 2001.

The effect of this change for the year ended February 28, 2002 was to decrease net realized capital losses by $513,437 and decrease net unrealized depreciation by $307,218. The statement of changes in net assets and financial highlights for prior periods has not been restated to reflect this change in presentation.

(g) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Offering expenses -- During the year ended February 28, 2002, overestimated offering expenses resulting from the issuance of Common Stock were written off to paid-in capital in excess of par.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $850,440 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $27,600 has been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 28, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $522 for security price quotations to compute the net asset value of the Fund.

For the year ended February 28, 2002, the Fund reimbursed FAM $27,769 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 2002 were $467,284,948 and $517,613,682, respectively.

Net realized gains (losses) for the year ended February 28, 2002 and net unrealized gains (losses) as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                Realized         Unrealized
                                             Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................     $(116,597,516)     $(201,629,563)
Unfunded corporate loans ...............                --             54,167
Foreign currency transactions ..........             5,279                 --
                                             -------------      -------------
Total ..................................     $(116,592,237)     $(201,575,396)
                                             =============      =============
--------------------------------------------------------------------------------

As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $211,664,821, of which $17,558,314 related to appreciated securities and $229,223,135 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $1,087,013,710.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 28, 2002 increased by 1,332,057 as a result of dividend reinvestment and during the year ended February 28, 2001 increased by 38,728,001 as a result of reorganization and by 112,333 as a result of dividend reinvestment.


                                    22 & 23

                                  Debt Strategies Fund, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

5. Unfunded Loan Interests:

As of February 28, 2002, the Fund had unfunded loan commitments of $2,800,000, which would be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                    Unfunded
                                                                    Commitment
Borrower                                                          (in Thousands)
--------------------------------------------------------------------------------
Classic Cable Inc. .............................................      $2,800
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On June 1, 2001, the Fund renewed its one-year $403,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or through (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the year ended February 28, 2002, the average amount borrowed was approximately $280,460,000 and the daily weighted average interest rate was 3.78%. For the year ended February 28, 2002, facility and commitment fees aggregated approximately $473,000.

7. Distributions to Shareholders:

On March 7, 2002, an ordinary income dividend of $.068403 was declared. The dividend was paid on March 29, 2002, to shareholders of record on March 18, 2002.

The tax character of distributions paid during the fiscal years ended February 28, 2002 and February 28, 2001 was as follows:

--------------------------------------------------------------------------------
                                                   2/28/2002          2/28/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $94,977,575        $68,877,394
                                                  -----------        -----------
Total taxable distributions ..............        $94,977,575        $68,877,394
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of February 28, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net .......................      $   9,830,749
Undistributed long-term capital gains--net ...............                 --
                                                                -------------
Total undistributed earnings--net ........................          9,830,749
Capital loss carryforward ................................       (202,948,681)*
Unrealized losses--net ...................................       (244,616,908)**
                                                                -------------
Total accumulated losses--net ............................      $(437,734,840)
                                                                =============
--------------------------------------------------------------------------------

* On February 28, 2002, the Fund had a net capital loss carryforward of approximately $202,948,681, of which $263,491 expires in 2005, $12,067,388 expires in 2006, $27,376,921 expires in 2007, $51,234,056 expires in 2008,
      $21,442,332 expires in 2009 and $90,564,493 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, the cumulative adjustment on securities in default, the adjustment on amortization of organization expense and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 28, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2002 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 28, 2002, the results of its operations and its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
April 18, 2002


                                    24 & 25

                                  Debt Strategies Fund, Inc., February 28, 2002
OFFICERS AND DIRECTORS

                                                                                                    Number of
                                                                                                  Portfolios in        Other
                                            Position(s)  Length                                    Fund Complex    Directorships
                                                Held     of Time    Principal Occupation(s)         Overseen by       Held by
Name                     Address & Age       with Fund   Served     During Past 5 Years               Director        Director
---------------------------------------------------------------------------------------------------------------------------------
           Interested Director
---------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*    800 Scudders Mill Road    President   1999 to    Chairman, Americas Region since      196             None
                   Plainsboro, NJ 08536      and         present    2001, and Executive Vice
                   Age: 61                   Director               President since 1983 of Fund
                                                                    Asset Management, L.P. ("FAM")
                                                                    and Merrill Lynch Investment
                                                                    Managers, L.P. ("MLIM");
                                                                    President of Merrill Lynch
                                                                    Mutual Funds since 1999;
                                                                    President of FAM Distributors,
                                                                    Inc. ("FAMD") since 1986 and
                                                                    Director thereof since 1991;
                                                                    Executive Vice President and
                                                                    Director of Princeton Services,
                                                                    Inc. ("Princeton Services")
                                                                    since 1993; President of
                                                                    Princeton Administrators, L.P.
                                                                    since 1988; Director of
                                                                    Financial Data Services, Inc.,
                                                                    since 1985.
               ==================================================================================================================
                 * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr.
                   Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                   President of FAM and MLIM; President of FAMD; Executive Vice President of
                   Princeton Services; and President of Princeton Administrators, L.P. The
                   Director's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
=================================================================================================================================
                                                                                                    Number of
                                                                                                  Portfolios in     Other
                                            Position(s)  Length                                    Fund Complex  Directorships
                                                Held     of Time    Principal Occupation(s)         Overseen by     Held by
Name                     Address & Age       with Fund   Served*    During Past 5 Years               Director      Director
---------------------------------------------------------------------------------------------------------------------------------
           Independent Directors
---------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes   1400 Washington Avenue    Director    1977 to    Professor Emeritus of Finance,       57            None
                   Albany, NY 12222                      present    School of Business, State
                   Age: 61                                          University of New York at
                                                                    Albany since 2000; and
                                                                    Professor thereof
                                                                    from 1989 to 2000.
=================================================================================================================================
Cynthia A.
Montgomery         Harvard Business School   Director    1995 to    Professor, Harvard Business          57         UnumProvident
                   Soldiers Field Road                   present    School since 1989.                              Corporation;
                   Boston, MA 02163                                                                                 Newell Rub-
                   Age: 49                                                                                          bermaid Inc.
=================================================================================================================================
Charles C. Reilly  9 Hampton Harbor Road     Director    1990 to    Self-employed financial              57            None
                   Hampton Bays                          present    consultant since 1990.
                   New York, NY 11946
                   Age: 70
=================================================================================================================================
Kevin A. Ryan      127 Commonwealth Avenue   Director    1992 to    Founder and currently Director       57         Charter
                   Chestnut Hill, MA 02467               present    Emeritus of The Boston University               Education
                   Age: 69                                          Center for the Advancement of                   Partnership;
                                                                    Ethics and Character and Director               Council for
                                                                    thereof from 1989 to 1999;                      Ethical and
                                                                    Professor from 1982 to 1999 at                  Spiritual
                                                                    Boston University.                              Education
=================================================================================================================================
Roscoe S.
Suddarth           7403 MacKenzie Court      Director    2000 to    Former President, Middle East        57            None
                   Bethesda, MD 20817                    present    Institute from 1995 to 2001.
                   Age: 66
=================================================================================================================================
Richard R. West    Box 604                   Director    1978 to    Professor of Finance since 1984,     70         Bowne &
                   Genoa, NV 89411                       present    and currently Dean Emeritus of New              Co., Inc.;
                   Age: 64                                          York University, Leonard N. Stern               Vornado
                                                                    School of Business Administration.              Realty Trust;
                                                                                                                    Alexander's
                                                                                                                    Inc.
=================================================================================================================================
Edward D. Zinbarg  5 Hardwell Road           Director    1994 to    Self-employed financial consultant   57            None
                   Short Hills, NJ                       present    since 1994.
                   07078-2117
                   Age: 67
                   ==============================================================================================================
                   * The Director's term is unlimited.

===================================================================================================================================
                                            Position(s)  Length
                                              Held       of Time
Name               Address & Age            with Fund    Served*     Principal Occupation(s) During Past 5 Years
===================================================================================================================================
           Fund Officers
===================================================================================================================================
Donald C. Burke    P.O. Box 9011             Vice        Vice       First Vice President of FAM and MLIM
                   Princeton, NJ 08543-9011  President   President  since 1997 and the Treasurer thereof
                   Age: 41                   and         since      since 1999; Senior Vice President and
                                             Treasurer   1993 and   Treasurer of Princeton Services since
                                                         Treasurer  1999; Vice President of FAMD since 1999;
                                                         since      Vice President of FAM and MLIM from 1990
                                                         1999       to 1997; Director of Taxation of MLIM
                                                                    since 1990.
===================================================================================================================================
Kevin Booth        P.O. Box 9011             Vice        2001 to    Director of MLIM since 1998; Vice President
                   Princeton, NJ             President   present    of MLIM since 1991.
                   08543-9011                and
                   Age: 46                   Portfolio
                                             Manager
===================================================================================================================================
Joseph P. Matteo   P.O. Box 9011             Vice        2001 to    Director of MLIM since 2001; Vice President
                   Princeton, NJ             President   present    of MLIM since 1997; Vice President at The
                   08543-9011                and                    Bank of New York from 1994 to 1997.
                   Age: 37                   Portfolio
                                             Manager
===================================================================================================================================
Bradley J. Lucido  P.O. Box 9011             Secretary   1999 to    Director of MLIM since 2001; Vice
                   Princeton, NJ                         present    President of MLIM since 1999; Attorney
                   08543-9011                                       associated with MLIM since 1995;
                   Age: 36                                          Attorney in private practice from 1991
                                                                    to 1995.
                   ================================================================================================================
                  *Officers of the Fund serve at the pleasure of the Board of Directors.
===================================================================================================================================

                   Custodian and Transfer Agent
                   The Bank of New York
                   110 Washington Street
                   New York, NY 10286

                   NYSE Symbol

                   DSU


                                    26 & 27

[LOGO] Merrill Lynch Investment Managers

                     [GRAPHIC]

Debt Strategies Fund, Inc. seeks to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investor Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt instruments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies Fund, Inc.
Box 9011
Princeton, NJ

08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper              #DEBT--2/02